Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant   /X/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Soliciting  Material  pursuant  to  Section   24.14a-11(c)  or  Section
         240.14a-12

                        The Caldwell & Orkin Funds, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /X/     No fee required
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

                  ------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  ------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                 ------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  -------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------
         (3)      Filing Party:

                  -------------------------------------------------------------
         (4)      Date Filed:

                  -------------------------------------------------------------

                        THE CALDWELL & ORKIN FUNDS, INC.

                            6200 The Corners Parkway

                                    Suite 150

                             Norcross, Georgia 30092

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 21, 2000

To the Shareholders of
    The Caldwell & Orkin Funds, Inc.

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Caldwell & Orkin Market Opportunity Fund, the only series of The Caldwell & Orkin Funds, Inc. (the "Fund"), will be held at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092 on June 21, 2000 at 1:30 p.m., for the following purposes:

         (1) To elect six Directors of the Fund until their successors have been duly elected and qualified;

         (2) To consider and act upon a proposal to amend the Fund's Investment Restriction No. 5 to allow the Fund to invest in securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended;

         (3) To ratify the selection of Tait, Weller & Baker as the independent accountants of the Fund; and

         (4) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Directors of the Fund have fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

         You are cordially invited to attend the Meeting. In the event of any significant increase in anticipated attendance at the Meeting, the Board of Directors may set another place and/or time for the Meeting for which written notice will be given. Any such notice will be provided to the shareholders of the Fund not less than 10 days prior to the Meeting. Shareholders who do not attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Directors of the Fund.

                                                     By Order of the Directors,




                                                     ---------------------------
                                                     Teresa Duncan
                                                     Secretary

Norcross, Georgia
Dated:  April 28, 2000

                        THE CALDWELL & ORKIN FUNDS, INC.

                            6200 The Corners Parkway

                                    Suite 150

                             Norcross, Georgia 30092

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 28, 2000

                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of the Caldwell & Orkin Market Opportunity Fund, the only series of The Caldwell & Orkin Funds, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies from the Fund's shareholders by the Board of Directors of the Fund (the "Board") to be voted at a Special Meeting of Shareholders (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092, on June 21, 2000, at 1:30 p.m. or at such other place and/or time as the Board of Directors may determine in order to accommodate any significant increase in anticipated attendance at the Meeting. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Fund not less than 10 days prior to the Meeting. Copies of this Proxy Statement were first mailed to shareholders of the Fund on or about April 28, 2000.


         The Board has fixed the close of business on April 14, 2000 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of record of the Fund as of the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of April 14, 2000, the Fund had issued and outstanding 10,984,666.897 shares of common stock.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions thereon or otherwise as provided therein. Unless instructions to the contrary are marked thereon, proxies will be voted in favor of each of the proposals referred to on the form of proxy, and in accordance with the discretion of the proxy holders on any other matter that may properly come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by delivering to the Secretary of the Fund either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his proxy in person.

         One-third of the Fund's outstanding shares on the Record Date constitutes a quorum and must be present to transact business at the Meeting. If a quorum is not present at the Meeting, or if sufficient votes to approve one or more of the Proposals are not received, the meeting may be adjourned to permit further solicitations of proxies upon an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted as shares present for purposes of determining whether a quorum is present and will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any proposal where the required vote is a percentage of the shares present or outstanding.

General Information.
-------------------

         Set forth below is a summary of important information regarding the management, administration and share ownership of the Fund. The proposals to be voted upon are described after this summary information.

         Management.  The  Fund is  managed  by C&O  Funds  Advisor,  Inc.  (the
         ----------
"Manager"), subject to the oversight of the Fund's Board of Directors. The names of and information concerning the Directors of the Fund are listed below under the heading for Proposal 1. The principal executive officers of the Fund and their principal occupations for at least the past five years are set forth directly below. Unless otherwise noted, the address of each executive officer is 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.

         MICHAEL B. ORKIN, PRESIDENT* (See information below under Proposal 1).

         TERESA DUNCAN, SECRETARY.* Ms. Duncan is 49 years old. Ms. Duncan has been the Director of Operations and Administration of Caldwell & Orkin, Inc. since March 1998. Ms. Duncan is also the Secretary of Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. Ms. Duncan also assists in portfolio management in her capacity as analyst/asset portfolio manager. Ms. Duncan holds a B.A. in Economics and a B.S. in Accounting. Prior to joining Caldwell & Orkin, Inc., Ms. Duncan was an Assistant Vice President and Branch Administrative Manager of PaineWebber, Inc. in Atlanta, Georgia from 1991 through 1998. From 1988 to 1991, Ms. Duncan was an Operations Manager and Branch Assistant with Piper Jaffray & Hopwood in Salt Lake City, Utah. Ms. Duncan held various management positions with the Bank of the Philippine Islands prior to immigrating to the Untied States.

         RONALD E. BEDWELL, TREASURER.* Mr. Bedwell is 33 years old. Mr. Bedwell has been the Controller of Caldwell & Orkin, Inc. since July 1998. Mr. Bedwell is also Treasurer of Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. From 1997 until 1998, Mr. Bedwell was a senior accountant at Tait, Weller & Baker in charge of the Caldwell & Orkin group. From 1996 until 1997, Mr. Bedwell was an accounting supervisor in charge of thirty-six domestic and international mutual funds for FPS Services, Inc. Prior to his work at FPS Services, Mr. Bedwell worked for PFPC, Inc. where he began as a mutual fund accountant in 1993 and later served as the investment accounting supervisor for nineteen mutual funds.

         An "*" by an individual's name denotes an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

         Investment  Adviser.  C&O Funds  Advisor,  Inc. (the  "Manager") is the
         -------------------
investment adviser to the Fund and manages the Fund's investment portfolio on a daily basis, subject to review by the Board. The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc. ("C&O, Inc."). C&O, Inc., formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and has funds under management of approximately $400 million. The Manager is an independent investment counsel firm with its offices located at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.

         Michael B.  Orkin,  the sole  owner of C&O,  Inc.,  has been  primarily
         -----------------
responsible for the day-to-day management of the Fund's portfolio since August 24, 1992. Mr. Orkin is President and Chief Executive Officer of C&O, Inc.

         Other Service Providers. CW Fund Distributors, Inc. (the "Distributor")
         -----------------------
is the principal underwriter of the Fund under a Distribution Agreement. The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund. The Distributor's principal office is located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Accounting and transfer agency services are provided to the Fund by Countrywide Fund Services, Inc., the principal address of which is 312 Walnut Street, 21st Floor, Cincinnati, Ohio, 45202. Bank One Ohio Trust Co., N.A., the principal address of which is 235 W. Schrock Road, Westerville, Ohio 43081, acts as custodian of the Fund's assets. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

         Security Ownership.  For information  regarding the ownership of shares
         ------------------
of the Fund by Fund management (Directors and executive officers) and persons known to be record and beneficial owners of more than five percent (5%) of the outstanding shares of common stock of the Fund as of March 31, 2000, please see Exhibit A to this Proxy Statement.

         SHAREHOLDERS MAY REQUEST COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, WITHOUT CHARGE, BY WRITING TO THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND, 6200 THE CORNERS PARKWAY, SUITE 150, NORCROSS, GEORGIA 30092, OR BY CALLING TOLL-FREE 1-800-237-7073.

                                  VOTE REQUIRED

         Approval of Proposal 1 requires the affirmative vote of a plurality of all the votes cast at the Meeting, provided that a quorum is present in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act. This means that Proposal 2 must be approved by (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities of the Fund, whichever is less. Approval of Proposal 3 requires the affirmative vote of a majority of the votes present at the meeting, provided a quorum is present in person or by proxy. Each outstanding share of the Fund is entitled to one vote per share, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote.

PROPOSAL 1:       To elect the Directors of the Fund

         Listed below are the individuals that the Board has nominated for election to the Board at the Meeting, each of whom has indicated willingness to serve if elected.

         The Fund's bylaws currently provide for six Directors for the Fund, and at the Meeting six Directors will be elected to serve until their successors are elected and qualified. The Fund had six directors until March 2, 2000, when Mr. Eugene C. Caldwell, Director and co-founder of the Fund, retired from his position on the Board after ten years of dedicated service. Accordingly, shareholders are being asked at this Meeting to re-elect the five incumbent directors and to elect Mr. Randall P. Martin, who has been nominated by the Board as a new director.

         The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend.

         Certain important information concerning the nominees is set forth below:

                                                                                                     Director
Name, (Age) and Principal Occupation During Past Five Years                                           Since
-----------------------------------------------------------                                           -----
MICHAEL B. ORKIN  (40).* Mr.  Orkin is the  President  and sole  shareholder  of Caldwell & Orkin,     1990
Inc.,  where he has been a portfolio  manager since 1985. Mr. Orkin is also President of C&O Funds
Advisor, Inc., and was a Director of C&O Funds Distributor,  Inc. from December, 1990 to December,
1998. He is President,  Chief Executive  Officer and Chairman of the Investment  Policy committee.
Mr. Orkin was formerly an assistant  portfolio manager with Pacific Equity Management,  as well as an analyst  for both  Oppenheimer  Capital  Corporation  and Ned Davis  Research.  Mr.  Orkin is a
Chartered Financial Analyst and a Chartered Investment Counselor.  Mr. Orkin's address is 6200 The
Corners Parkway, Suite 150, Norcross, Georgia  30092.

FREDERICK T. BLUMER (41).  Mr. Blumer is the President of Blumer  International,  P.C., a law firm     1990
specializing  in corporate and  international  law.  Prior to moving to Atlanta,  Mr. Blumer was a
Foreign Legal  Consultant  with the Oh-Ebashi Law Office in Osaka,  Japan from  1985-1987.  Before the formation of Blumer  International,  P.C., Mr. Blumer  practiced law with the Atlanta law firm of Hurt,  Richardson,  Garner,  Todd and  Cadenhead.  He serves as  corporate  legal  counsel  and advisor for both U.S.  and foreign  corporations.  He speaks  Japanese  and French.  Mr.  Blumer's address is 1172 W. Paces Ferry Road, NW, Atlanta, Georgia 30327.

DAVID L. EAGER (57).  Mr. Eager is a partner with Eager Manager  Advisory  Services in Louisville,     1992
Kentucky,  a practice  of William M.  Mercer,  Inc.,  which  provides  consultation  and  research services to the investment management industry.  Previously,  Mr. Eager was President and Managing
Director of Eager &  Associates,  which he co-founded in 1984.  William M. Mercer,  Inc.  acquired
Eager & Associates in September  1998.  Mr.  Eager's  address is 4500 Bowling  Blvd.,  Louisville,
Kentucky 40207.

HENRY H. PORTER,  JR. (65).  Mr.  Porter has been a private  investor  since January 1995. He is a     1990
director of SEI Corporation and is an officer and director of several  private  corporations.  Mr.
Porter's address is 5806 River Knolls Drive, Louisville, Kentucky 40222.

ROBERT H. GREENBLATT (39). Mr.  Greenblatt has been an officer,  director and principal of Polaris     1996
Capital  Management,  Inc.  since  January  1995.  Polaris  Capital  Management  is an  investment management firm and registered  investment company specializing in tactical asset allocation.  Mr.
Greenblatt was formerly Vice President of Bankers Trust Global Investment  Management in New York,
New York.  Mr.  Greenblatt's  address is Polaris  Capital  Management,  Inc., 60 East 42nd Street,
Suite 2023 New York, New York 10165.

RANDALL P. MARTIN (55).  Since January 1993,  Mr. Martin has been  self-employed  as an investment     N/A
consultant.  Formerly,  Mr. Martin served for fifteen years in the management  consulting practice of KPMG Peat  Marwick,  where he was a partner for eight years.  He has passed the Series 2, 7 and
65  securities  exams and is  registered  with the States of Florida and Georgia as an  investment advisor.  Mr.  Martin  received a B.A. in Economics  from Emory  University in 1966 and a Ph.D. in
Business  Administration  from Georgia State  University in 1970. Mr. Martin's  address is Randall
P. Martin Investment Counsel, P.O. Box 52308, Atlanta, GA 30355.

-----------

* Interested person of the Company, as defined in the 1940 Act.

         Committees and  Directors'  Meetings.  The Fund has no standing  audit,
         ------------------------------------
nominating or compensation committees and no committee performing similar functions.

         Compensation of Directors.
         -------------------------

         COMPENSATION DURING FISCAL YEAR ENDED APRIL 30, 1999. During the Fund's fiscal year ended April 30, 1999, the Board of Directors held five meetings. Mr. Orkin, Mr. Blumer, Mr. Greenblatt and Mr. Porter attended all of the meetings, and Mr. Eager attended three of the five meetings. During the fiscal year ended April 30, 1999, Mr. Eager received $6,125, Mr. Porter and Mr. Greenblatt received $6,375, and Mr. Blumer received $7,125.

         CURRENT COMPENSATION POLICY. Effective February 24, 2000, the Board of Directors increased the compensation paid to independent directors to become more competitive with similar funds that have an active board. Accordingly, on a going forward basis, the Fund will pay each of its independent Directors a regular annual base fee of $7,500, plus $2,250 for each Board meeting required to be attended by the Directors in person under the 1940 Act, and $1,250 for each other Board meeting attended. In addition, the Fund pays a fee of $250 per quarterly meeting to the Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting. The Fund also reimburses all Directors for their out-of-pocket expenses incurred in connection with Board meetings.

         FORM OF COMPENSATION. Effective June 1997, the Board agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director receives shares of the Fund with a value equal to the cash compensation they would have otherwise received. For example, if a Director is to receive $3,125 ($1,875 base fee plus $1,250 meeting fee) for attending a meeting, he receives $3,125 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned. Although Directors would be subject to the 2% redemption fee if they redeem within six months, there are no other restrictions as to their ability to redeem or otherwise dispose of their shares.

         Alternatively, Directors may elect to receive their compensation in cash, provided that they have committed to promptly purchase shares of the Fund for the amount of such compensation at the next determined net asset value after their order is received.

         Required Vote.  Approval of Proposal 1 requires the affirmative vote of
         --------------
a plurality of all the votes cast at the Meeting, provided that a quorum is present in person or by proxy.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1.



PROPOSAL 2:       Approval of the proposed  amendment  to the Fund's  Investment
                  Restriction No. 5 to allow the Fund to invest in securities of other investment companies to the extent allowed by the 1940
                  Act.

         As required by the 1940 Act, the Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's Statement of Additional Information. Fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that the Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. The text and a summary description of the proposed change to the Fund's fundamental restriction is set forth below, together with a summary of the text of the corresponding current fundamental restriction.

         If the Fund's shareholders approve Proposal 2 the proposed change to the Fund's fundamental restriction will be adopted by the Fund. The Fund's Statement of Additional Information will be revised to reflect the changes as soon as practicable following the Meeting.

         Fundamental  Restriction  No. 5. The Fund  currently  has the following
         -------------------------------
fundamental restriction:

         "The Market Opportunity Fund may not:

                  * * *

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization."

                  * * *

         The Board recommends that shareholders vote to replace the fundamental restriction set forth above with the following fundamental restriction on the purchase of securities of other investment companies:

         "The Market Opportunity Fund may not:

                  * * *

         5. Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940, as amended."

                  * * *

         The proposed revision to the Fund's fundamental restrictions is intended to conform to the requirements of the 1940 Act. Currently, the Fund's fundamental restriction, by prohibiting investments in other investment companies, is more limiting than the restrictions on investing in other investment companies imposed by the 1940 Act. If the proposed revision is approved, it will permit the Fund to invest in other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC.

         In general, the 1940 Act permits an investment company to acquire securities of another investment company (the "acquired company") so long as, immediately after such acquisition, the investment company and any compan(ies) controlled by the investment company do not own in the aggregate: (i) More than 3% of the total outstanding voting stock of the acquired company; (ii) Securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company; or (iii)
Securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring company) having an aggregate value in excess of 10% of the value of the total assets of the acquired company. Moreover, investment companies that do not charge a sales load of more than 1.50% (including the Fund, which does not charge any sales load), may acquire the securities of another investment company so long as, immediately after such acquisition, not more than 3% of the total outstanding stock of the acquired company is owned by the investment company and all affiliated persons of such investment company.

         The proposed revision to the Fund's fundamental restriction No. 5 would provide greater flexibility in the management of the Fund. In the course of implementing the Fund's investment strategy (among other things, its short selling activities), large cash balances may be generated. The Board believes that the increased flexibility of being able to invest in other investment companies (including money market mutual funds) would result in more efficient management of those cash balances. Although the purchase of the securities of another investment company by the Fund may result in additional expense to the shareholders in the form of the Fund's ratable share of the expenses of the other investment fund, the Board believes that the benefits of increased flexibility in the management of cash balances substantially outweighs these costs.

         Required Vote.  Approval of Proposal 2 requires the affirmative vote of
         -------------
a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented, or (ii) more than 50% of the outstanding shares of the Fund.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.



PROPOSAL 3:       To  ratify  the  selection  of  Tait,  Weller  & Baker  as the
                  independent   accountants  of  the  Caldwell  &  Orkin  Market
                  Opportunity Fund

         The Board, including all of its independent Directors, has selected Tait, Weller & Baker to continue to serve as independent accountants of the Fund, subject to ratification by the Fund's shareholders. Tait, Weller & Baker has no direct financial interest or material indirect financial interest in the Fund. Representatives of Tait, Weller & Baker are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

         The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of Tait, Weller & Baker, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

         Required Vote.  Approval of Proposal 3 requires the affirmative vote of
         -------------
a majority of the votes present at the Meeting, provided that a quorum is present.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 3.



                             ADDITIONAL INFORMATION

         The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund may reimburse broker-dealers and others, if applicable, for their reasonable expenses, if any, in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

         In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, electronic mail, telephone, telegraph or personal interview by officers of the Fund and the Manager. It is anticipated that the cost of supplementary solicitation, if any, will be minimal.

         Shareholder Proposals. As a Maryland corporation, the Fund does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092. Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Fund's next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Fund begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 will be considered untimely if not received within a reasonable time before the Fund mails its proxy materials for the current year.

                                         By Order of the Directors,



                                         ---------------------------
                                         Teresa Duncan
                                         Secretary

                                    Exhibit A
                                    ---------

     Security Ownership by Certain Beneficial Owners (as of March 31, 2000)
     ----------------------------------------------------------------------

Name and Address of Beneficial Owner                                Number of Shares              Percent of Fund
------------------------------------                                ----------------              ---------------
Charles Schwab & Co., Inc.                                            2,972,338.096                    26.97%
Special Custody A/C FBO Customers
101 Montgomery Street
San Francisco, CA  94104

National Investor Services                                             646,591.830                     5.87%
Corporation/FBO Customers
5 Water Street
New York, NY  10041

             Security Ownership of anagement (as of March 31, 2000).
             -------------------------------------------------------

Name and Address of Beneficial Owner                                Number of Shares              Percent of Fund
------------------------------------                                ----------------              ---------------
Michael B. Orkin  , Director, Chairman, President                    195,905.078 <F1>                  1.78%
6200 The Corners Parkway, Suite 150
Norcross, Georgia  30092

Frederick T. Blumer, Director                                         10,003.986 <F2>                  0.09%
1172 W. Paces Ferry Road, NW
Atlanta, Georgia 30327

David L. Eager, Director                                              15,586.547 <F3>                  0.14%
4500 Bowling Blvd.
Louisville, Kentucky 40207

Henry H. Porter, Jr. , Director                                       58,153.492 <F4>                  0.53%
5806 River Knolls Drive
Louisville, Kentucky 40222

Robert H. Greenblatt, Director                                         5,165.637 <F5>                  0.05%
Polaris Capital Management, Inc.
60 East 42nd Street, Suite 2023
New York, New York 10165

Randall P. Martin, Director Nominee                                    4,068.563 <F6>                  0.04%
Randall P. Martin Investment Counsel
P.O. Box 52308
Atlanta, GA 30355


                                       10


Name and Address of Beneficial Owner                                Number of Shares              Percent of Fund
------------------------------------                                ----------------              ---------------
Teresa Duncan, Secretary                                                 192.346 <F7>                    *
6200 The Corners Parkway, Suite 150
Norcross, Georgia  30092

Ronald E. Bedwell, Treasurer                                                0                            *
6200 The Corners Parkway, Suite 150
Norcross, Georgia  30092

<F1>     These shares  consist of the  following:  142,512.607  shares  directly owned by Mr. Orkin, 7,173.033 shares owned by Mr. Orkin through his individual retirement account, 775.406 shares owned by Mr. Orkin through the Caldwell & Orkin, Inc. Investment Account, 17,821.366 shares owed and/or controlled by Mr. Orkin through Caldwell & Orkin, Inc.'s 401(k) plan, 5,571.378 shares held by The Michael and Judy Orkin Foundation, and 22,051.288 held in trust for Mr. Orkin's children with Mr. Orkin as trustee.

<F2>     These shares consist of 5,835.183 shares owned by Mr. Blumer through in his individual retirement account and 4,168.803 owned jointly with his wife.

<F3>     These shares  consist of 14,520.912  shares owned by Mr. Eager directly and 1,065.635 owned by Mr. Eager through his retirement account.

<F4>     These shares consist of the following:  49,109.238  shares owned by The
         Henry H. Porter, Jr. Revocable Trust of which Mr. Porter is co-trustee, and 9,044.254 shares held in trust for Mr. Porter's children with Mr. Porter as a trustee.

<F5>     These shares are owned directly by Mr. Greenblatt.

<F6>     These shares are owned directly by Mr. Martin.

<F7>     These shares are owned by Ms. Duncan through  Caldwell & Orkin,  Inc.'s
         401(k) Plan.

* Less than 0.01%.

                       PROXY SOLICITED FOR ANNUAL MEETING

                               OF SHAREHOLDERS OF

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

                                  JUNE 21, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, revoking previous instructions, hereby appoints Michael B. Orkin and Teresa Duncan, and each of them, with full power of substitution and revocation, as proxies, to vote all shares of common stock of the Caldwell & Orkin Market Opportunity Fund (the "Fund") that the undersigned would be entitled to vote if at the Special Meeting of Shareholders of the Fund, and at any and all adjournments thereof, upon the matters described in the Notice of Special Meeting and Proxy Statement. The Meeting will be held at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092, on June 21, 2000, at 1:30 p.m., or at such other place and/or time as the Board of Directors may determine in order to accommodate any significant increase in anticipated attendance at the Meeting. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Fund not less than 10 days prior to the Meeting. The proxies named above are directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

                           PLEASE VOTE, SIGN, DATE AND PROPERLY MAIL THIS VOTING INSTRUCTION IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                           Date:  _______________________, 2000

                           This voting instruction shall be signed exactly as your name(s) appear hereon. If attorney, executor, guardian or in some other capacity or as an officer of a corporation, please state capacity or title as such. If more than one name appears, all must sign.


                           ---------------------------------------------
                           Signature

                           ---------------------------------------------
                           Signature (joint owners)

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS VOTING INSTRUCTION FROM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

This Voting Instruction Form, when properly executed, will be voted in accordance with the instructions marked below by the undersigned. In the absence of contrary instructions, this Form will be voted FOR the proposals.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1.       Proposal to elect the Directors of the Fund.

         Michael B. Orkin                   Henry H. Porter, Jr.         / /     FOR all nominees listed (except any
         Frederick T. Blumer                Robert H. Greenblatt                 noted in the space below)
         David L. Eager                     Randall P. Martin
                                                                        / /      WITHHOLD  AUTHORITY  to  vote
                                                                                 for all nominees


         Shareholders may withhold their vote for any individual nominee(s) by writing the individual nominee's name(s) in the space provided below.

         -------------------------------------------------------------

                                                                                  FOR         AGAINST      ABSTAIN
2.       Proposal to amend the Fund's Investment Restriction No. 5 to allow
         the Fund to invest in securities of other investment companies to the    / /           / /          / /
         extent allowed by the Investment Company Act of 1940.

                                                                                  FOR         AGAINST      ABSTAIN
3.       Proposal to ratify the selection of Tait, Weller & Baker as the
         independent accountants of the Fund.                                     / /          / /          / /

PLEASE CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE YOUR SHARES
IN PERSON:  / /